SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 23, 2004

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                        1-11596                     58-1954497
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 (State or other                 (Commission File              (IRS Employer
 jurisdiction of                      Number)                Identification No.)
 incorporation)

1940 N.W. 67th Place, Suite A, Gainesville, Florida                 32653
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (352) 373-4200

                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events

      On March 23, 2004, we completed our acquisition of certain assets of USL Environmental Services, Inc. d/b/a A&A Environmental ("A&A"), primarily located in Baltimore, Md. and US Liquids of Pennsylvania, Inc. d/b/a EMAX ("EMAX"), located in Pittsburgh, Pa., both of which are wholly owned subsidiaries of US Liquids Inc. ("USL"). Perma-Fix paid $2.9 million in cash for the acquired assets of A&A and EMAX. A&A and EMAX had unaudited combined revenues of approximately $15.0 million in 2003.

      A&A is a full line provider of environmental, marine and industrial maintenance services. A&A has been in business for over 45 years and continues to adapt to meet the specialized needs of today's environmental and plant managers. A&A offers expert environmental services such as 24 hour emergency response, vacuum services, hazardous and non-hazardous waste disposal, marine environmental and other remediation services. EMAX, through its field and industrial services group, provides a variety of environmental services such as transportation of drums and bulk loads, tank cleaning, industrial maintenance, dewatering, drum management and chemical packaging. EMAX also has a wastewater treatment group, which provides for the treatment of non-hazardous wastewaters such as leachates, oily waters, industrial process waters and off-spec products. We currently intend to continue operating the assets acquired from A&A and EMAX as they were operated prior to acquisition.

Item 7. Financial Statements and Exhibits

      (a)   Financial statements - Not applicable,

      (c)   Exhibits

            Exhibit No.       Description
            -----------       -----------
               5.1            Asset  purchase  agreement  dated  March  23,2004,
                              between   the   Company   and  USL   Environmental
                              Services, Inc., a Maryland corporation,  d/b/a A&A
                              Environmental.

               5.2 Asset purchase agreement dated March 23,2004, between the Company and US Liquids of Pennsylvania, Inc., a Pennsylvania corporation, d/b/a EMAX.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                                          By: /s/ Richard T. Kelecy
                                              ----------------------------------
                                              Richard T. Kelecy
Dated: April 7, 2004                          Chief Financial Officer